UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 2, 2020
Date of Report
(Date of earliest event reported)

Cornerstone OnDemand, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number 001-35098

Delaware	13-4068197
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
1601 Cloverfield Blvd.
Suite 620 South
Santa Monica, CA 90404
(Address of principal executive offices, including zip code)

(310) 752-0200 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSOD	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note
This Amendment No. 1 to Current Report on Form 8-K/A (this “amendment”) amends Cornerstone OnDemand, Inc.’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission on June 5, 2020 (the “original filing”). The sole purpose of this amendment is to add eXtensible Business Reporting Language tagging to the cover page of this Form 8-K/A. No other changes have been made to the original filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On April 22, 2020, Cornerstone OnDemand, Inc. (the “Company”) announced the closing of its acquisition of Saba Software, Inc. On June 2, 2020, the Company announced workforce reductions, approved on May 29, 2020, as part of the Company’s phased integration plan to achieve its synergy targets associated with the acquisition. In connection with this initial phase, the Company expects to incur, on a pre-tax basis, between approximately $10 million and $12 million of cash charges and less than $1 million of non-cash charges related to employee terminations. The Company will eliminate approximately 270 positions during this phase of its integration plan. The Company is evaluating other potential areas of synergy as part of its integration planning efforts but expects the present reduction to be substantially complete by or before the fourth quarter of 2020.
Item 8.01 Other Events.
The Company previously disclosed in its definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2020 that it may decide to hold its 2020 annual meeting of stockholders (the “Annual Meeting”) solely by means of remote communication (i.e., a virtual-only stockholder meeting) as a result of the novel COVID-19 pandemic. On June 5, 2020, the Company announced that its Annual Meeting will be held as a virtual-only meeting in lieu of an in-person meeting. A copy of the press release issued by the Company on June 5, 2020 announcing the change to a virtual-only meeting format is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Further information regarding this change to the location and format of the Annual Meeting can be found in the supplemental proxy materials filed by the Company with the SEC on June 5, 2020.
Item 9.01 Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 5, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone OnDemand, Inc.

/s/ Brian L. Swartz
Brian L. Swartz
Chief Financial Officer
Date: June 5, 2020